SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): June 20, 2002


                          ANTHRACITE CAPITAL, INC.
             (Exact name of Registrant as Specified in Charter)


     Maryland                         001-13937               13-397-8906
----------------------------     ---------------------      ---------------
(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)


   40 East 52nd Street, New York, NY                        10022
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(Address of Principal Executive Offices)                  (Zip Code)


     Registrant's telephone number, including area code: (212) 409-3333


                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS

         On June 20, 2002, Anthracite Capital, Inc. (the "Company") issued a press release announcing, among other things, a cash dividend of $0.35 per share of common stock of the Company for the quarter ended June 30, 2002. A copy of the press release is filed as an exhibit hereto and incorporated as a reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.


      99.1   Press Release issued by the Company, dated June 20, 2002.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ANTHRACITE CAPITAL, INC.


                                               By: /s/ Robert L. Friedberg
                                                   -----------------------
                                                 Name:   Robert L. Friedberg
                                                 Title:  Secretary

Dated:  June 24, 2002


                               EXHIBIT INDEX


    Designation                    Description

     99.1            Press Release issued by the Company, dated June 20, 2002.